UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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EDOC Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF EDOC ACQUISITION CORP.

7612 MAIN STREET FISHERS
SUITE 200
VICTOR, NY 14564

TO BE HELD ON NOVEMBER 6, 2023

Dear EDOC Acquisition Corp. Shareholder:

You are cordially invited to attend an extraordinary general meeting in lieu of an annual general meeting of EDOC Acquisition Corp., a Cayman Islands exempted company (“Edoc”), which will be held on November 6, 2023, at 10 a.m., Eastern Time (the “Meeting”), at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/edocacquisition/sm2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation.

The attached Notice of the Meeting and proxy statement describe the business Edoc will conduct at the Meeting (unless Edoc determines that it is not necessary to hold the Meeting as described in the accompanying proxy statement) and provide information about Edoc that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Edoc’s Fifth Amended and Restated Memorandum and Articles of Association currently in effect to extend the date by which Edoc has to consummate a business combination (the “Charter Extension”) from November 12, 2023 to May 12, 2024 (or such earlier date as determined by Edoc’s board of directors (the “Board”)) (the “Charter Extension Date”) (the “Extension Amendment Proposal”). The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that the Fifth Amended and Restated Memorandum of Association and Articles of Association of Edoc Acquisition Corp. currently in effect be amended and restated by their deletion in their entirety and the substitution in their place of the Sixth Amended and Restated Memorandum of Association and Articles of Association, in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be effective immediately, provided that this resolution shall not be validly passed and shall not be valid or effective if, after taking into account the redemption, Edoc’s net tangible assets immediately prior to the vote on this resolution being taken is less than US$5,000,001”;

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as Edoc’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Edoc additional time to complete an initial business combination. On December 5, 2022, Edoc entered into a Business Combination (as amended on March 31, 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) with Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (“AOI”), Australian Oilseeds Holdings Limited, upon execution of a joinder agreement to become party to the Business Combination Agreement (the “Joinder”), a to-be-formed Cayman Islands exempted company (“Pubco”), AOI Merger Sub, upon execution of a Joinder, a to-be-formed Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), American Physicians LLC, a Delaware limited liability company (“Purchaser Representative”), in the capacity as the Purchaser Representative thereunder, Gary Seaton, in his capacity as the representative for the Sellers (as defined below) in accordance with the terms and conditions of the Business Combination Agreement

(the “Seller Representative”) and each of the holders of AOI’s outstanding capital shares named on Annex I thereto (the “Primary Sellers”), as amended from time to time to include subsequent parties that execute and deliver to Edoc, Pubco and AOI a Joinder (the “Joining Sellers”), and the holders of AOI’s outstanding capital shares who are bound by the provisions of the Business Combination Agreement pursuant the drag-along rights set forth in AOI’s memorandum and articles of association (the “Drag-Along Sellers”, and collectively with the Joining Sellers, the “Sellers”), pursuant to which Edoc will merge with and into Merger Sub, with Edoc continuing as the surviving entity (the “Merger”), and with holders of Edoc securities receiving substantially identical securities of Pubco and (b) immediately prior to the Merger, Pubco will acquire all of the issued and outstanding ordinary shares of AOI from the Sellers in exchange for ordinary shares of Pubco, with AOI becoming a wholly-owned subsidiary of Pubco. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 9, 2022 and April 6, 2023.

On August 23, 2023, Edoc executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with AOI, Pubco and Arena Investors, LP, a Delaware limited partnership (“Arena”). Pursuant to the terms and conditions of the Securities Purchase Agreement, Arena agreed to purchase redeemable debentures and warrants of Pubco for the aggregate subscription amount of up to $7,000,000, at and after the closing (the “Closing”) of the Business Combination. The Securities Purchase Agreement contemplates funding of the investment (the “Investment” or the “Arena PIPE”) across three tranches. The first closing of the PIPE for gross proceeds of $2,000,000, for consideration of secured convertible debentures and warrants, is conditioned upon completion of the Business Combination, which is subject to approval of Edoc’s shareholders, and other closing conditions set forth in the Securities Purchase Agreement. Additional tranches are subject to certain stock performance metrics of the combined company after the Business Combination. Among the closing conditions set forth in the Securities Purchase Agreement is the execution of a $50 million equity line of credit (the “ELOC”) between an affiliate of Arena and Pubco at the Closing of the Business Combination. For more information about the Arena PIPE and ELOC, see our Current Reports on Form 8-K filed with the SEC on August 24, 2023.

The Amended and Restated Memorandum of Association and Articles of Association which were adopted on November 9, 2020 previously provided that Edoc had until November 12, 2021 to complete its initial business combination, subject to up to two three-month extensions at the request of the Sponsor (for a total of up to 18 months to complete a Business Combination), subject to the Sponsor depositing additional funds into Edoc’s Trust Account (as defined herein).

On November 9, 2021, American Physicians LLC (the “Sponsor”) requested that Edoc extend the date by which Edoc has to consummate a business combination from November 12, 2021, to February 12, 2022 (the “November 2021 Extension”). This extension was the first of up to two three-month extensions permitted under Edoc’s governing documents. In connection with such extension, the Sponsor loaned to Edoc and caused an aggregate of $900,000 to be deposited into the Trust Account on November 10, 2021.

In lieu of utilizing the second of the two three-month extensions permitted under Edoc’s governing documents, on February 9, 2022, Edoc held an extraordinary general meeting of shareholders to approve an extension of the date by which Edoc had to complete a business combination from February 12, 2022 to August 12, 2022 (the “February 2022 Extension”), which extension was incorporated into the Second Amended and Restated Memorandum and Articles of Association which were adopted at such meeting on February 9, 2022. In connection with shareholder approval of the extension, Edoc’s shareholders elected to redeem an aggregate of 6,326,758 Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”). As a result, an aggregate of $64,996,857.71 (or approximately $10.27 per share) was released from the Trust Account to pay such shareholders and 5,477,242 Ordinary Shares were issued and outstanding on February 11, 2022.

On August 12, 2022, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2022 to February 12, 2023 (the “August 2022 Extension”), which extension was incorporated into the Third Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on August 12, 2022. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 646,617 Class A Ordinary Shares. As a result, an aggregate of $6,660,150 (or approximately $10.30 per share) was released from the Trust Account to pay such shareholders and 4,830,625 Ordinary Shares were issued and outstanding on August 11, 2022. The Sponsor has also loaned to Edoc up to approximately $506,454 to support the August 2022 Extension, of which an aggregate of approximately $506,454 has been deposited into the Trust Account as of January 24, 2023 with an additional $834.65 of applicable interest deposited by the Sponsor on January 24, 2023 in connection with Edoc’s August 2022 extension.

On February 9, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from February 12, 2023 to August 12, 2023 (the “February 2023 Extension”), which extension was incorporated into the Fourth Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on February 9, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 1,172,247 Class A Ordinary Shares. As a result, an aggregate of approximately $12.5 million (or approximately $10.70 per share) was released from the Trust Account to pay such shareholders and 854,378 Class A Ordinary Shares were issued and outstanding on February 12, 2023. The Sponsor has also loaned to Edoc up to approximately $256,313.40 to support the February 2023 Extension, of which an aggregate of approximately $256,313.40 has been deposited into the Trust Account as of July 24, 2023.

On August 10, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2023 to November 12, 2023 (the “August 2023 Extension”), which extension was incorporated into the Fifth Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on August 10, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 21,501 Class A Ordinary Shares. As a result, an aggregate of approximately $241,574.33 (or approximately $11.23 per share) was released from the Trust Account to pay such shareholders and 832,877 Class A Ordinary Shares were issued and outstanding on August 10, 2023. The Sponsor has also loaned to Edoc up to approximately $124,931.55 to support the August 2023 Extension, of which an aggregate of approximately $85,437.80 has been deposited into the Trust Account as of October 12, 2023.

As a result of the August 2023 Extension, and as provided in the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc currently has until November 12, 2023 to complete its initial business combination (the “Termination Date”). Edoc’s board of directors (the “Board”) has determined that it is in the best interests of Edoc to seek an extension of the Termination Date and have Edoc’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, Edoc believes that there is some risk that it might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be precluded from completing the Business Combination and would be forced to liquidate even if the Edoc’s shareholders are otherwise in favor of consummating the Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption.

Edoc reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or to implement the Charter Extension.

As contemplated by the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, the holders of Edoc’s Class A Ordinary Shares, issued as part of the units sold in Edoc’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement units (“Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination.

As of October 10, 2023, the redemption price per share was approximately $11.41 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $9.5 million including interest not previously released to Edoc to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date (as defined below) was $11.45. Edoc cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Edoc believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Edoc does not complete the Business Combination on or before the Termination Date.

Additionally, if the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to loan to us (a) $0.05 per public share (as defined below) that is not redeemed, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) until February 12, 2024, or portion thereof, and (b) $0.07 per public share that is not redeemed, for each calendar month (commencing on February 12, 2024 and on the 12th day of each subsequent month) until May 12, 2024, (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. For example, if we take until December 12, 2023, to complete our business combination, which would represent one calendar month, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make an aggregate Contribution of approximately $41,643.85, resulting in a total redemption amount of approximately $11.46 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). If we need the full amount of time, until May 12, 2024, to complete a business combination, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Contributions of approximately $299,835.72, resulting in a total redemption amount of approximately $11.77 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the Charter Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 12, 2023, as contemplated by and in accordance with the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Edoc’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Edoc’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes cast by the holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

The Board has determined that it is in the best interests of Edoc’s shareholders that Edoc to seek an extension of the Termination Date and have Edoc’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination if needed. Edoc intends to call an extraordinary general meeting of its shareholders to approve the Business Combination (referred to herein as the “Business Combination Meeting”). While Edoc is using its best efforts to complete the Business Combination on or before the Termination Date, the Board believes that it is in the best interests of Edoc shareholders that the Extension be obtained so that, in the event the Business Combination is for any reason not able to be consummated on or before the Termination Date, Edoc will have a limited additional amount of time to consummate the Business Combination. Without the Extension, Edoc believes that there is some risk that Edoc might not, despite its best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be precluded from completing the Business Combination and would be forced to liquidate even if Edoc’s shareholders are otherwise in favor of consummating the Business Combination.

The Board has fixed the close of business on October 10, 2023 (the “Record Date”) as the date for determining Edoc’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

Enclosed is the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, Edoc urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of EDOC Acquisition Corp.
/s/ Kevin Chen
Kevin Chen
Chief Executive Officer
October 16, 2023

Your vote is very important.    Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present and entitled to do so, vote at the Meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares present in person or by proxy at the Meeting and entitled to vote thereon. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on November 6, 2023:    This notice of meeting, the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/edocacquisition/sm2023.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF EDOC ACQUISITION CORP.
TO BE HELD ON NOVEMBER 6, 2023

To the Shareholders of EDOC Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting in lieu of an annual general meeting of the shareholders of EDOC Acquisition Corp., a Cayman Islands exempted company (“Edoc”), will be held on November 6, 2023, at 10 a.m., Eastern Time (the “Meeting”), at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/edocacquisition/sm2023. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals (unless Edoc determines that it is not necessary to hold the Meeting as described in the accompanying proxy statement), more fully described below in this proxy statement, which is dated October 16, 2023 and is first being mailed to shareholders on or about October 16, 2023:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Edoc’s Fifth Amended and Restated Memorandum of Association and Articles of Association currently in effect to extend the date by which Edoc has to consummate a business combination (the “Charter Extension”) from November 12, 2023 to May 12, 2024 (or such earlier date as determined by Edoc’s board of directors (the “Board”)) (the “Charter Extension Date”) (the “Extension Amendment Proposal”). The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that the Fifth Amended and Restated Memorandum of Association and Articles of Association of Edoc Acquisition Corp. currently in effect be amended and restated by their deletion in their entirety and the substitution in their place of the Sixth Amended and Restated Memorandum of Association and Articles of Association, in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be effective immediately, provided that this resolution shall not be validly passed and shall not be valid or effective if, after taking into account the redemption, Edoc’s net tangible assets immediately prior to the vote on this resolution being taken is less than US$5,000,001”;

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as Edoc’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Edoc additional time to complete an initial business combination. On December 5, 2022, Edoc entered into a Business Combination (as amended on March 31, 2023, and as it may be further amended or supplemented from time to time, the “Merger Agreement”) with Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (“AOI”), Australian Oilseeds Holdings Limited, upon execution of a joinder agreement to become party to the Business Combination Agreement (the “Joinder”), a to-be-formed Cayman Islands exempted company (“Pubco”), AOI Merger Sub, upon execution of a Joinder, a to-be-formed Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), American Physicians LLC, a Delaware limited liability company (“Purchaser Representative”), in the capacity as the Purchaser Representative thereunder, Gary Seaton, in his capacity as the representative for the Sellers (as defined below) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”) and each of the holders of AOI’s outstanding capital shares named on Annex I thereto (the “Primary Sellers”), as amended from time to time to include subsequent parties that execute and deliver to Edoc, Pubco and AOI a Joinder (the “Joining Sellers”), and the holders of AOI’s outstanding capital shares who are bound by the provisions of the Business Combination Agreement pursuant the drag-along rights set forth in AOI’s memorandum and articles of association (the “Drag-Along Sellers”, and collectively with the Joining Sellers, the “Sellers”), pursuant to which Edoc will merge with and into Merger Sub, with Edoc continuing as the surviving entity (the “Merger”), and with holders of Edoc securities receiving substantially identical securities of Pubco and (b) immediately prior to the

Merger, Pubco will acquire all of the issued and outstanding ordinary shares of AOI from the Sellers in exchange for ordinary shares of Pubco, with AOI becoming a wholly-owned subsidiary of Pubco. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 9, 2022 and April 6, 2023.

On August 23, 2023, Edoc executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with AOI, Pubco and Arena Investors, LP, a Delaware limited partnership (“Arena”). Pursuant to the terms and conditions of the Securities Purchase Agreement, Arena agreed to purchase redeemable debentures and warrants of Pubco for the aggregate subscription amount of up to $7,000,000, at and after the closing (the “Closing”) of the Business Combination. The Securities Purchase Agreement contemplates funding of the investment (the “Investment” or the “Arena PIPE”) across three tranches. The first closing of the PIPE for gross proceeds of $2,000,000, for consideration of secured convertible debentures and warrants, is conditioned upon completion of the Business Combination, which is subject to approval of Edoc’s shareholders, and other closing conditions set forth in the Securities Purchase Agreement. Additional tranches are subject to certain stock performance metrics of the combined company after the Business Combination. Among the closing conditions set forth in the Securities Purchase Agreement is the execution of a $50 million equity line of credit (the “ELOC”) between an affiliate of Arena and Pubco at the closing of the Business Combination. For more information about the Arena PIPE and ELOC, see our Current Reports on Form 8-K filed with the SEC on August 24, 2023.

The Amended and Restated Memorandum of Association and Articles of Association which were adopted on November 9, 2020 (the “First Amended and Restated Memorandum and Articles of Association”) previously provided that Edoc had until November 12, 2021 to complete its initial business combination, subject to up to two three-month extensions at the request of the Sponsor (for a total of up to 18 months to complete a Business Combination), subject to the Sponsor depositing additional funds into Edoc’s Trust Account (as defined herein).

On November 9, 2021, the Sponsor requested that Edoc extend the date by which Edoc has to consummate a business combination from November 12, 2021, to February 12, 2022 (the “November 2021 Extension”). This extension was the first of up to two three-month extensions permitted under Edoc’s governing documents. In connection with such extension, the Sponsor loaned to Edoc and caused an aggregate of $900,000 to be deposited into the Trust Account on November 10, 2021.

In lieu of utilizing the second of the two three-month extensions permitted under Edoc’s governing documents, on February 9, 2022, Edoc held an extraordinary general meeting of shareholders to approve an extension of the date by which Edoc had to complete a business combination from February 12, 2022 to August 12, 2022 (the “February 2022 Extension”), which extension was incorporated into the Second Amended and Restated Memorandum and Articles of Association which were adopted at such meeting on February 9, 2022. In connection with shareholder approval of the extension, Edoc’s shareholders elected to redeem an aggregate of 6,326,758 Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”). As a result, an aggregate of $64,996,857.71 (or approximately $10.27 per share) was released from the Trust Account to pay such shareholders and 5,477,242 Ordinary Shares were issued and outstanding on February 11, 2022.

On August 12, 2022, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2022 to February 12, 2023 (the “August 2022 Extension”), which extension was incorporated into the Third Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on August 12, 2022. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 646,617 Class A Ordinary Shares. As a result, an aggregate of $6,660,150 (or approximately $10.30 per share) was released from the Trust Account to pay such shareholders and 4,830,625 Ordinary Shares were issued and outstanding on August 11, 2022. The Sponsor has also loaned to Edoc up to approximately $506,454 to support the August 2022 Extension, of which an aggregate of approximately $506,454 has been deposited into the Trust Account as of January 24, 2023 with an additional $834.65 of applicable interest deposited by the Sponsor on January 24, 2023 in connection with Edoc’s August 2022 extension.

On February 9, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from February 12, 2023 to August 12, 2023 (the “February 2023 Extension”), which extension was incorporated into the Fourth Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on February 9, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 1,172,247 Class A Ordinary Shares. As a result, an aggregate of approximately $12.5 million (or approximately $10.70 per share) was released from the Trust Account to pay such shareholders and 854,378 Class A Ordinary Shares were issued and outstanding on February 12, 2023. The Sponsor has also loaned to Edoc up to approximately $256,313.40 to support the February 2023 Extension, of which an aggregate of approximately $256,313.40 has been deposited into the Trust Account as of October 10, 2023.

On August 10, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2023 to November 12, 2023 (the “August 2023 Extension”), which extension was incorporated into the Fifth Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on August 10, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 21,501 Class A Ordinary Shares. As a result, an aggregate of approximately $241,574.33 (or approximately $11.23 per share) was released from the Trust Account to pay such shareholders and 832,877 Class A Ordinary Shares were issued and outstanding on August 10, 2023. The Sponsor has also loaned to Edoc up to approximately $124,931.55 to support the August 2023 Extension, of which an aggregate of approximately $85,437.80 has been deposited into the Trust Account as of October 12, 2023.

As a result of the August 2023 Extension, and as provided in the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc currently has until November 12, 2023 to complete its initial business combination (the “Termination Date”). Edoc’s board of directors (the “Board”) has determined that it is in the best interests of Edoc to seek an extension of the Termination Date and have Edoc’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be precluded from completing the Business Combination and would be forced to liquidate.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption.

Edoc reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal or to implement the Charter Extension.

As contemplated by the Fifth Amended and Restated Memorandum and Articles of Association, the holders of Edoc’s Class A Ordinary Shares, issued as part of the units sold in Edoc’s initial public offering (the “Public Shares”) may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “initial public offering”) and the concurrent sale of the private placement units (“Private Placement Units”), if the Charter Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), holders of Public Shares remaining after the redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

As of October 10, 2023, the redemption price per share was approximately $11.41 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $9.5 million (including interest not previously released to Edoc to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $11.45. Edoc cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Edoc believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Edoc does not complete the Business Combination on or before the Termination Date.

If Edoc’s shareholders approve the Business Combination at the extraordinary general meeting of its shareholders to approve the Business Combination (the “Business Combination Meeting”) and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Edoc intends to use its best efforts to complete the Business Combination on or before the Termination Date. Edoc will cancel the Meeting (by means of adjourning the Meeting sine die) and will not implement the Extension if, on or before November 6, 2023, it is able to complete the Business Combination. Edoc intends to hold the Meeting to approve the Extension and file the proposed amendment to its Fifth Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Edoc does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to loan to us (a) $0.05 per public share (as defined below) that is not redeemed, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) until February 12, 2024, or portion thereof, and (b) $0.07 per public share that is not redeemed, for each calendar month (commencing on February 12, 2024 and on the 12th day of each subsequent month) until May 12, 2024, (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. For example, if we take until December 12, 2023, to complete our business combination, which would represent one calendar month, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make an aggregate Contribution of approximately $41,643.85, resulting in a total redemption amount of approximately $11.46 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). If we need the full amount of time, until May 12, 2024, to complete a business combination, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Contributions of approximately $299,835.72, resulting in a total redemption amount of approximately $11.77 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the Charter Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is not approved, the Sponsor or its designees do not elect to make the Charter Extension Payment, or the Business Combination is not completed on or before the Termination Date, November 12, 2023, as contemplated by and in accordance with the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Edoc’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Edoc’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

To exercise your redemption rights, you must tender your Public Shares to Edoc’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Class A Ordinary Shares and Class B ordinary shares, par value $0.001 per share (the “Class B Ordinary Shares” and collectively with Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting.

Record holders of Ordinary Shares at the close of business on October 10, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Meeting. On the Record Date, there were 3,636,876 issued and outstanding Class A Ordinary Shares and 1 issued and outstanding Class B Ordinary Share. Edoc’s warrants and rights do not have voting rights.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, Edoc urges you to read this material carefully and vote your shares.

This proxy statement is dated October 16, 2023 and is first being mailed to shareholders on or about October 16, 2023.

By Order of the Board of Directors of EDOC Acquisition Corp.
/s/ Kevin Chen
Kevin Chen
Chief Executive Officer
October 16, 2023

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Edoc’s current views with respect to, among other things, Edoc’s capital resources and results of operations. Likewise, Edoc’s financial statements and all of Edoc’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Edoc’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Edoc does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        Edoc’s ability to complete the Business Combination;

•        Edoc’s ability to maintain a listing on the Nasdaq Capital Market prior to completing an initial Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of Edoc; and

•        the use of funds not held in the Trust Account (as described herein) or available to Edoc from interest income on the Trust Account balance.

While forward-looking statements reflect Edoc’s good faith beliefs, they are not guarantees of future performance. Edoc disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Edoc’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Edoc’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2023, Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as filed with the SEC on May 12, 2023, Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as filed with the SEC on August 8, 2023 and in other reports Edoc files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Edoc (or to third parties making the forward-looking statements).

ii

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to Edoc shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposals to be presented at the Meeting and the voting procedures for the Meeting, which will be held on November 6, 2023, at 10 a.m., Eastern Time. The Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/edocacquisition/sm2023.

Q:     Why am I receiving this proxy statement?

A:     Edoc is a blank check company incorporated as a Cayman Islands exempted company on August 20, 2020 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. On November 12, 2020, Edoc consummated its initial public offering of 9,000,000 units, each consisting of one Class A Ordinary Share, one redeemable warrant to purchase one-half (1/2) of one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (“Right”) to receive one-tenth (1/10) of one Class A Ordinary Share upon consummation of the Edoc’s initial business combination (“Units”), generating an aggregate amount of gross proceeds of $90,000,000. Simultaneously with the closing of the initial public offering, Edoc consummated the private placement of an aggregate of 479,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating gross proceeds of $4,790,000. The total offering generated an aggregate amount of gross proceeds of $94,790,000 to Edoc.

Like most blank check companies, Edoc’s Fifth Amended and Restated Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Pursuant to the Fifth Amended and Restated Memorandum and Articles of Association, we currently have until November 12, 2023 to consummate an initial business combination. Edoc believes that it is in the best interests of Edoc’s shareholders to continue Edoc’s existence until the Charter Extension Date, if necessary, in order to allow Edoc additional time to complete the Business Combination and is therefore holding this Meeting.

Edoc will separately hold the Business Combination Meeting to approve the Business Combination.

If Edoc’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Edoc intends to use its best efforts to complete the Business Combination on or before the Termination Date. Edoc will cancel the Meeting (by means of adjourning the Meeting sine die) and will not implement the Extension if, on or before November 6, 2023, it is able to complete the Business Combination. Edoc intends to hold the Meeting to approve the Extension and file the proposed amendment to its Fifth Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Edoc does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

Q:     What are the specific proposals on which I am being asked to vote at the Meeting?

A:     Edoc shareholders are being asked to consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Edoc’s Fifth Amended and Restated Memorandum and Articles of Association currently in effect to extend the date by which Edoc has to consummate a Business Combination (the “Charter Extension”) from November 12, 2023 to May 12, 2024 (or such earlier date as determined by the Board) (the “Charter Extension Date”) (the “Extension Amendment Proposal”);

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as Edoc’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal (the “Adjournment Proposal”).

Q:     Why does the Company need to hold an annual meeting?

A:     The Special Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of shareholders within 12 months after our fiscal year ended December 31, 2022 to give our shareholders an opportunity to meet and ask questions of management. In addition to sending our shareholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Q:     When and where is the Meeting?

A:     The Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at 10 a.m. Eastern Time, on November 6, 2023.

Q:     Can I attend the Meeting in person?

A:     Yes. The Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. The webcast will start at 10 a.m. Eastern Time, on November 6, 2023. Any shareholder can listen to and participate in the Meeting live via the Internet at https://www.cstproxy.com/edocacquisition/sm2023.

Q:     What do I need in order to be able to participate in the Meeting online?

A:     You can attend the Meeting via the Internet by visiting https://www.cstproxy.com/edocacquisition/sm 2023. You will need the voter control number included on your proxy card in order to be able to vote your shares during the Meeting. If you do not have a voter control number, you will be able to listen to the meeting only and you will not be able to vote during the Meeting.

Q:     Are the proposals conditioned on one another?

A:     Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption.

If the Charter Extension is implemented and one or more Edoc shareholders elect to redeem their Public Shares pursuant to the redemption, Edoc will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for Edoc’s use in connection with consummating the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount held in the Trust Account following the election by Edoc shareholders. Edoc cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $9.5 million that was in the Trust Account as of October 10, 2023. In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption.

Additionally, if the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to loan to us (a) $0.05 per public share (as defined below) that is not redeemed, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) until February 12, 2024, or portion thereof, and (b) $0.07 per public share that is not redeemed, for each calendar month (commencing on February 12, 2024 and on the 12th day of each subsequent month) until May 12, 2024, (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. For example, if we take until December 12, 2023, to complete our business combination, which would represent one calendar month, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make an aggregate Contribution of approximately $41,643.85, resulting in a total redemption amount of approximately $11.46 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). If we need the full amount of time, until May 12, 2024, to complete a business combination, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Contributions of approximately $299,835.72, resulting in a total redemption amount of approximately $11.77 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the Charter Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is not approved, and the Business Combination is not completed on or before the Termination Date, November 12, 2023, as contemplated by and in accordance with the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Edoc’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Edoc’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers and directors of Edoc waived their rights to participate in any liquidating distribution with respect to the 1 Class B Ordinary Share and 2,099,152 Class A Ordinary Shares (of which 414,000 Class A Ordinary Shares are underlying the Private Placement Units held by them). There will be no distribution from the Trust Account with respect to Edoc’s warrants or Rights, which will expire worthless in the event Edoc dissolves and liquidates the Trust Account.

The Adjournment Proposal is conditioned on Edoc not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Meeting in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

Q:     Why is Edoc proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:     Edoc’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Edoc additional time to complete the Business Combination.

Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be forced to liquidate.

If the Extension Amendment Proposal is not approved by Edoc’s shareholders, Edoc may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by Edoc’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Edoc reserves the right at any time to cancel the Meeting (by means of adjourning the Meeting sine die) and not to submit to its shareholders the Extension Amendment Proposal and implement the Charter Extension. In the event the Meeting is cancelled and the Business Combination Meeting is not held on or before the Termination Date, Edoc will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

You are not being asked to vote on the Business Combination at the Meeting. The vote by Edoc shareholders on the Business Combination will occur at the separate Business Combination Meeting and the solicitation of proxies from Edoc shareholders in connection with such separate Business Combination Meeting, and the related right of Edoc shareholders to redeem in connection with the Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), is the subject of a separate proxy statement/prospectus.

Q:     What vote is required to approve the proposals presented at the Meeting?

A:     The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of the Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting.

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting.

An Edoc shareholder who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such Edoc shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Edoc believes shareholders will benefit from Edoc consummating the Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Edoc has to complete a Business Combination until the Charter Extension Date. Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be forced to liquidate.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by Edoc’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:     How will the Sponsor and Edoc’s directors and officers vote?

A:     The Sponsor and Edoc’s directors and officers have advised Edoc that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and Edoc’s directors and officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares underlying the Private Placement Units held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and Edoc’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 1 Class B Ordinary Share and 2,099,152 Class A Ordinary Shares (of which 414,000 Class A Ordinary Shares are underlying the Private Placement Units) held by the Sponsor and the officers and directors of Edoc, representing approximately 57.7% of Edoc’s issued and outstanding Ordinary Shares.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?

A:     If you do not want the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal and the Auditor Ratification Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q:     Will you seek any further extensions to liquidate the Trust Account?

A:     Other than as described in this proxy statement, Edoc does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If there are insufficient votes to approve the Extension Amendment Proposal, Edoc may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment thereof and the Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Edoc’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Edoc’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers and directors of Edoc waived their rights to participate in any liquidation distribution with respect to the 1 Class B Ordinary Share and 2,099,152 Class A Ordinary Shares (of which 414,000 Class A Ordinary Shares are underlying the Private Placement Units held by them). Additionally, the Backstop Investors (as defined herein) have waived their rights to participate in any liquidation distribution with respect to their Class B Ordinary Shares. There will be no distribution from the Trust Account with respect to Edoc’s warrants or Rights, which will expire worthless in the event Edoc dissolves and liquidates the Trust Account.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     If the Extension Amendment Proposal is approved, Edoc will continue to attempt to consummate the Business Combination on or before the Charter Extension Date. Edoc will file the Sixth Amended and Restated Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands in the form that appears in Annex A hereto and will continue its efforts to obtain approval of the Business Combination at an extraordinary general meeting and consummate the closing of the Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Edoc held by Edoc’s officers, directors, the Sponsor and its affiliates. In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption. Edoc will also not proceed with the Charter Extension if Edoc completes the Business Combination on or before the Termination Date.

Additionally, if the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to loan to us (a) $0.05 per public share (as defined below) that is not redeemed, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) until February 12, 2024, or portion thereof, and (b) $0.07 per public share that is not redeemed, for each calendar month (commencing on February 12, 2024 and on the 12th day of each subsequent month) until May 12, 2024, (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. For example, if we take until December 12, 2023, to complete our business combination, which would represent one calendar month, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make an aggregate Contribution of approximately $41,643.85, resulting in a total redemption amount of approximately $11.46 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). If we need the full amount of time, until May 12, 2024, to complete a business combination, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Contributions of approximately $299,835.72, resulting in a total redemption amount of approximately $11.77 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the Charter Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Q:     If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:     Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you must submit a redemption request for your shares in order to effect such redemption.

Q:     Will how I vote affect my ability to exercise Redemption rights?

A:     No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Edoc on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by:

•        entering a new vote by Internet or telephone;

•        sending a later-dated, signed proxy card to Edoc Acquisition Corp., 7612 Main Street Fishers, Suite 200, Victor, NY 14564, Attn: Kevin Chen, Chief Executive Officer, so that it is received by Edoc’s Chief Executive Officer on or before the Meeting; or

•        attending and voting, virtually via the Internet, during the Meeting.

You also may revoke your proxy by sending a notice of revocation to Edoc’s Chief Executive Officer, which must be received by Edoc’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting. Approval each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

Q:    If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Edoc believes that all of the proposals presented to the shareholders at this Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:     What constitutes a quorum at the Meeting?

A:     The holders of a majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor, who beneficially owns approximately 57.7% of Edoc’s issued and outstanding Ordinary Shares, will count towards this quorum. As a result, Edoc believes it will have sufficient votes to constitute a quorum.

Q:     How do I vote?

A:     If you were a holder of record of Ordinary Shares on October 10, 2023, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.    By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 6, 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Q:     Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of Edoc and its shareholders. The Board recommends that Edoc’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that the Auditor Ratification Proposal and the Adjournment Proposal is in the best interests of Edoc and its shareholders and recommends that Edoc’s shareholders vote “FOR” the Auditor Ratification Proposal and the Adjournment Proposal.

Q:     What interests do Edoc’s directors and officers have in the approval of the Extension Amendment Proposal?

A:     Edoc’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Class A Ordinary Shares, Rights and warrants underlying Private Placement Units. See the section entitled “Meeting of Edoc Shareholders — Interests of the Sponsor and Edoc’s Directors and Officers” in this proxy statement.

Q:     Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:     No. There are no appraisal rights available to Edoc’s shareholders in connection with the Extension Amendment Proposal.

Q:     If I am a Public Warrant (defined below) or Right holder, can I exercise redemption rights with respect to my Public Warrants or Rights?

A:     No. The holders of warrants issued in connection with Edoc’s initial public offering which are exercisable for one-half (1/2) of one Class A ordinary share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) and the holders of Rights issued in connection with Edoc’s initial public offering to receive one-tenth (1/10) of one Class A Ordinary Share upon consummation of Edoc’s initial business combination have no redemption rights with respect to such Public Warrants or Rights.

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I exercise my redemption rights?

A:     In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, Edoc’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated November 9, 2020, filed in connection with Edoc’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on November 2, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that Edoc redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, Edoc’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Edoc shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is Edoc’s understanding that Edoc shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, Edoc does not have any control over this process and it may take longer than two weeks. Edoc shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Edoc shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

Q:     Am I able to exercise my redemption rights in connection with the Business Combination?

A:     If you are a holder of public shares as of the close of business on the record date for the Business Combination Meeting, you will be able to vote to approve the Business Combination at such Business Combination Meeting. The Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in Edoc’s currently effective Fifth Amended and Restated Memorandum and Articles of Association (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Business Combination Meeting).

Any written demand of redemption rights must specify whether the redemption is being made in connection with the Extension or the Business Combination. Otherwise, if the Meeting is abandoned and the Business Combination Meeting is held on or prior to November 12, 2023, your redemption request will not automatically apply to the Business Combination, and you will need to submit a separate written demand to affirmatively exercise your redemption rights in connection with the Business Combination.

If Edoc’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Edoc intends to use its best efforts to complete the Business Combination on or before the Termination Date. Edoc will cancel the Meeting (by means of adjourning the Meeting sine die) and will not implement the Extension if, on or before November 12, 2023, it is able to complete the Business Combination. Edoc intends to hold the Meeting to approve the Extension and file the proposed amendment to its Fifth Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Edoc does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

Q:     What should I do if I receive more than one set of voting materials for the Meeting?

A:     You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Separate voting materials will be mailed to Edoc shareholders for the Business Combination Meeting. Please complete, sign, date and return each proxy card and voting instruction card that you receive relating to both the Meeting and Business Combination Meeting in order to cast your vote with respect to all of your shares.

Q:     Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:     Edoc will pay the cost of soliciting proxies for the Meeting. Edoc has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. Edoc will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Edoc may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Edoc Acquisition Corp.
7612 Main Street Fishers
Suite 200
Victor, NY 14564
Attention: Kevin Chen
Tel: (585) 678-1198
Email: kevin.chen@edocmed.net

You may also contact the proxy solicitor for Edoc at:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

To obtain timely delivery, Edoc shareholders must request the materials no later than October 30, 2023, five business days prior to the date of the Meeting. You may also obtain additional information about Edoc from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on November 2, 2023 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on January 24, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2023 and August 8, 2023, the Registration Statement on Form F-4 and related amendments and supplements that will be filed with the SEC in connection with the Business Combination (the “Form F-4”) and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Charter Extension Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring the Form F-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination. The Form F-4 has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form F-4 is declared effective. As of the date of this proxy statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Nasdaq may delist EDOC’s securities from trading on its exchange prior to the Business Combination, which could limit investors’ ability to make transactions in EDOC’s securities and subject it to additional trading restrictions.

We cannot assure you that our securities will continue to be listed on Nasdaq in the future and prior to the Business Combination. In order to continue listing our securities on Nasdaq prior to an initial Business Combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market capitalization (generally $35,000,000) and a minimum number of holders of our securities (generally 300 round-lot holders).

On April 14, 2022, we received a deficiency letter from the Listing Qualifications Department (the “Staff”) of Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the $35 million minimum requirement for continued inclusion on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

On October 13, 2022, we received a determination letter (the “Letter”) from the Staff stating that EDOC has not regained compliance with the MVLS Requirement, since our Ordinary Shares were below the $35 million minimum MVLS and had not been at least $35 million for a minimum of 10 consecutive business days at any time during the 180-day grace period granted to EDOC.

Pursuant to the Letter, unless we requested a hearing to appeal this determination by 4:00 p.m. Eastern Time on October 20, 2022, our Ordinary Shares were to be delisted from The Nasdaq Capital Market, trading of our Ordinary Shares would be suspended at the opening of business on October 24, 2022, and a Form 25-NSE will be filed with the SEC, which would remove our securities from listing and registration on Nasdaq.

On October 20, 2022, the Nasdaq Hearings Panel (the “Panel”) granted us a hearing to appeal the Staff’s determination, and on December 1, 2022, we attended the hearing before the Panel.

On December 20, 2022, the Panel issued its decision (“Decision”) to grant our request for continued listing on Nasdaq until April 11, 2023, subject to certain conditions, including that the Company will, within certain agreed timeframes: (i) file a registration statement on Form F-4 with the SEC as part of the initial business combination with AOI; (ii) file its annual report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC; (iii) obtain shareholder approval to extend its deadline to complete an initial business combination; and (iv) close the Business Combination and demonstrate compliance with all initial listing standards as required by Nasdaq Listing Rule 5505. As a result of the Decision, during the exception period, our Ordinary Shares, rights and warrants will continue to trade on Nasdaq under symbols “ADOC,” “ADOCR,” and “ADOCW,” respectively.

On January 5, 2023, we received an additional determination letter from the Staff stating that Edoc has not held an annual meeting of shareholders in compliance with Nasdaq Listing Rule 5620(a). Edoc held its extraordinary meeting in lieu of an annual meeting on February 9, 2023, which brought us in compliance with Nasdaq Listing Rule 5620 (a), and its shareholders approved an extension of the business combination deadline.

On March 21, 2023, Edoc received a letter from the Staff confirming that Edoc has regained compliance with the market value of listed securities concern, as required by the Panel decision dated December 20, 2022. The letter provides that the Staff has determined that Edoc has also regained compliance with the annual shareholder meeting requirement. For these reasons, the Panel has determined to continue the listing of Edoc’s securities on The Nasdaq Stock Market and has closed the matter set forth in the foregoing paragraphs.

On September 25, 2023, EDOC received a deficiency letter from the Staff that the Company no longer meets the minimum 300 public holders requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(3) (the “Minimum Public Holders Requirement”). The notification received has no immediate effect on the Company’s Nasdaq listing. In accordance with Nasdaq rules, the Company has 45 calendar days, or until November 9, 2023 to submit a plan to regain compliance with the Minimum Public Holders Requirement.

If Nasdaq delists our securities from trading on its exchange, whether due to our inability to comply with the Decision or otherwise, and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        Our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing;

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A Ordinary Share is a “penny stock,” which will require brokers trading in our Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, ordinary shares, warrants and rights are currently listed on Nasdaq, our units, ordinary shares, warrants and rights are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

The Charter Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.

Edoc is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of Edoc, would be November 12, 2023 (the “Nasdaq Deadline”). The Extension to the Charter Extension Date contemplated by the Extension Amendment Proposal, would extend Edoc’s Termination Date beyond the Nasdaq Deadline. As a result, the Extension contemplated by the Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in Edoc’s securities may be suspended and Edoc may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved. We cannot assure that Nasdaq will not delist the Company in the event the Extension Amendment Proposal is approved and the Company does not complete one or more business combinations by the Nasdaq Deadline, that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, as discussed in “Risk Factors — Nasdaq may delist EDOC’s securities from trading on its exchange prior to the Business Combination, which could limit investors’ ability to make transactions in EDOC’s securities and subject it to additional trading restrictions” above.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on January 5, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which would reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, on January 5, 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments;

however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a national bank could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation. Were we to liquidate, our warrants and rights would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

In the event that we are deemed to be an investment company, despite any change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is American Physicians LLC, a Delaware limited liability company. The sponsor currently owns 1 Class B Ordinary Share, 1,685,152 Class A Ordinary Shares, and 414,000 Private Placement Units, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. Xiaoping Becky Zhang is the sole managing member of the Sponsor and a U.S. citizen. Other members of the Sponsor include certain officers and directors of the Company. The sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 9.4% minority interest in the sponsor, the sponsor does not have substantial ties with any non-U.S. persons. Approximately 90.6% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis. Of the approximately 9.4% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, 0.6% are owned by persons in China, 8.6% are owned by a person in Macau and 0.2% are owned by a person in Canada. The Sponsor is expected to own approximately 9.1% of the combined entity following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” and AOI a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with AOI falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business

Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or our sponsor are a “foreign person”, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $11.41 per share (or up to $11.71 per share if the full Extension is utilized and assuming no redemptions in connection with Extension Amendment Proposal), and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in AOI and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A 1% U.S. federal excise tax may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax would apply with respect to redemptions of shares in connection with a business combination or other stockholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”). The excise tax is imposed on the repurchasing corporation and not on its shareholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

If the deadline for us to complete a business combination (currently November 12, 2023) is extended, our public shareholders will have the right to require us to redeem their Public Shares. Because we are a Cayman Islands company, any redemption or other repurchase that occurs in connection with an initial business combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination), (iii) if we fail to timely consummate a business combination and liquidate in a taxable year following a Redemption Event and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a business combination and could affect our ability to complete a business combination.

Since the Sponsor and Edoc’s affiliates will lose their entire investment in Edoc if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Meeting.

If the Extension Amendment Proposal is not approved, the 1 Class B Ordinary Share and 1,685,152 Class A Ordinary Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 414,000 Private Placement Units, each consisting of (i) one Class A Ordinary Share, (ii) one redeemable warrant to purchase one-half (1/2) of one Class A ordinary share at an exercise price of $11.50 per share, and (iii) one Right, that were acquired simultaneously with the initial public offering for an aggregate purchase price of $4,140,000. See the section entitled “Interests of the Sponsor and Edoc’s Directors and Officers.” The personal and financial interests of our Sponsor, officers, directors, and their affiliates may have influenced their motivation in identifying and selecting AOI for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Meeting.

EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF EDOC SHAREHOLDERS

This proxy statement is being provided to Edoc shareholders as part of a solicitation of proxies by the Board for use at the Meeting of Edoc Shareholders to be held on November 6, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about October 16, 2023 to all shareholders of record of Edoc as of October 10, 2023, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at 10 a.m., Eastern Time, on November 6, 2023 via live webcast by visiting https://www.cstproxy.com/edocacquisition/sm2023. The Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, Edoc shareholders will consider and vote on the following proposals:

1.      Proposal No. 1 — Extension Amendment Proposal — To amend, by special resolution, Edoc’s Fifth Amended and Restated Memorandum and Articles of Association currently in effect to extend the date by which Edoc has to consummate a Business Combination from November 12, 2023 to the Charter Extension Date;

2.      Proposal No. 2 — Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by the audit committee of the Board of Marcum LLP (“Marcum”) to serve as Edoc’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”); and

3.      Proposal No. 3 — Adjournment Proposal — To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Voting Power; Record Date

As a shareholder of Edoc, you have a right to vote on certain matters affecting Edoc. The proposal that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on October 10, 2023, which is the Record Date for the Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 3,636,877 issued and outstanding Ordinary Shares, of which 832,877 Class A Ordinary Shares are held by Edoc public shareholders, 2,099,152 Class A Ordinary Shares and 1 Class B Ordinary Share are held by the Sponsor, 564,847 Class A Ordinary Shares are held by the Backstop Investors, and an aggregate of 140,000 Class A Ordinary Shares are held by I-Bankers Securities, Inc. (“I-Bankers”), the representative of the underwriters in Edoc’s initial public offering.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by of those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting.

Approval of each of the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Extension Amendment Proposal, the Auditor Ratification Proposal or the Adjournment Proposal.

It is possible that Edoc will not be able to complete its initial business combination by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, Edoc will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are an Edoc shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail.    You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on November 6, 2023.

Voting by Internet.    Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting by Telephone.    If available, you may dial the telephone number as provided on the proxy card and follow the instructions.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Edoc. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 6, 2023.

You will receive a confirmation of your registration by email after Edoc receives your registration materials. You may attend the Meeting by visiting https://www.cstproxy.com/edocacquisition/sm2023. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. Edoc encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas, New York, New York 10105. We will also be hosting the Meeting via live webcast on the Internet. You will not be required to attend the meeting in person in order to vote, and we encourage virtual participation. You can participate in the Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/edocacquisition/sm2023 and entering the voter control number included on your proxy card. In order to vote or submit a question during the Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the meeting only by registering as a guest and you will not be able to vote or submit your questions during the meeting.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•        you may enter a new vote by Internet or telephone;

•        you may send a later-dated, signed proxy card to EDOC Acquisition Corp., 7612 Main Street Fishers, Suite 200, Victor, NY 14564, Attn: Kevin Chen, Chief Executive Officer, so that it is received by Edoc’s Chief Executive Officer on or before the Meeting; or

•        you may attend the Meeting via the live webcast noted above, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the currently effective Fifth Amended and Restated Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Edoc will separately hold the Business Combination Meeting to approve the Business Combination.

If Edoc’s shareholders approve the Business Combination at the Business Combination Meeting and the other conditions to the Business Combination are then satisfied or will be satisfied or waived on or before the Termination Date, then Edoc intends to use its best efforts to complete the Business Combination on or before the Termination Date. Edoc will cancel the Meeting (by means of adjourning the Meeting sine die) and will not implement the Extension if, on or before November 12, 2023, it is able to complete the Business Combination. Edoc intends to hold the Meeting to approve the Extension and file the proposed amendment to its Fifth Amended and Restated Memorandum and Articles of Association only if it has determined as of the time of the Meeting that it may not be able to complete the Business Combination on or before the Termination Date. If Edoc does not implement the Extension, it will not redeem any public shares submitted for redemption solely in connection with the Meeting (but will redeem all public shares submitted for redemption in connection with the Business Combination Meeting).

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call Advantage Proxy, Edoc’s proxy solicitor, at (877) 870-8565 or banks and brokers can call at (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption. Edoc will also not proceed with the Charter Extension if Edoc completes the Business Combination on or before the Termination Date.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on November 2, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that Edoc redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Edoc’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by Edoc’s public shareholders will reduce the amount of approximately $9.5 million in the Trust Account as of October 10, 2023. Prior to their exercising redemption rights, Edoc shareholders should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Edoc, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, Edoc will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Edoc’s warrants and Rights will expire worthless.

Appraisal Rights

There are no appraisal rights available to Edoc’s shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Edoc is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. Edoc has engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. Edoc and its directors, officers and employees may also solicit proxies on the Internet. Edoc will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Edoc will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Edoc will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Edoc shareholders. Directors, officers and employees of Edoc who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor and Edoc’s Directors and Officers

When you consider the recommendation of the Board, Edoc shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of Edoc have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Edoc shareholders that they approve the Extension Amendment Proposal. Edoc shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•        if the Extension Amendment Proposal is not approved, the 1 Class B Ordinary Share and 1,685,152 Class A Ordinary Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 414,000 private placement units (the “Private Placement Units”), each consisting of (i) one Class A Ordinary Share, (ii) one redeemable warrant to purchase one-half (1/2) of one Class A ordinary share at an exercise price of $11.50 per share, and (iii) one Right, that were acquired simultaneously with the initial public offering for an aggregate purchase price of $4,140,000. Assuming such Ordinary Shares and Private Placement Units have a value equal to Edoc’s Public Shares, Rights and warrants, such securities would have had an aggregate market value of approximately $24.1 million based on the last sale price of approximately $11.45, $0.14 and $0.0248 of the Class A Ordinary Shares, Rights and warrants, respectively, on the Nasdaq Capital Market on October 10, 2023;

•        the fact that the Sponsor and Edoc’s directors and officers have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•        the fact that the Sponsor and Edoc’s directors and officers have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any of the 1 Class B Ordinary Share and 2,099,152 Class A Ordinary Shares (of which 414,000 Class A Ordinary Shares are underlying the Private Placement Units) held by them if Edoc fails to complete an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved;

•        the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $2,781,385.13 as of October 10, 2023, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

•        the fact that, at the option of the Sponsor, up to $1,500,000 of certain of the above-mentioned loans made by Sponsor to Edoc may be converted into units that are identical to the Private Placement Units at the option of the lender;

•        the continued indemnification of Edoc’s existing directors and officers and the continuation of Edoc’s directors’ and officers’ liability insurance after the Business Combination;

•        the fact that the Sponsor, Edoc’s officers and directors will lose their entire investment in Edoc and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated on or before the Termination Date, and the Extension Amendment Proposal is not approved; and

•        the fact that if the Trust Account is liquidated, including in the event Edoc is unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify Edoc to the extent necessary to preserve the proceeds in the Trust Account, provided that such obligation shall only apply to the extent necessary any such claims for services rendered or contracted for or products sold to Edoc, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.17 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in value of the trust assets, in each case net of the interest that may be withdrawn to pay Edoc’s tax obligations, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Edoc’s indemnity of the underwriters of Edoc’s initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

Additionally, if the Extension Amendment Proposal is approved and Edoc consummates an initial business combination, the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

Edoc is proposing to amend its currently effective Fifth Amended and Restated Memorandum and Articles of Association to extend the date by which Edoc has to consummate a Business Combination to the Charter Extension Date so as to give Edoc additional time to complete the Business Combination. A copy of the proposed Sixth Amended and Restated Memorandum and Articles of Association of Edoc is attached to this proxy statement as part of Annex A.

Additionally, if the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to loan to us (a) $0.05 per public share (as defined below) that is not redeemed, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) until February 12, 2024, or portion thereof, and (b) $0.07 per public share that is not redeemed, for each calendar month (commencing on February 12, 2024 and on the 12th day of each subsequent month) until May 12, 2024, (each, an “Extension Period”), or portion thereof, that is needed to complete an initial business combination (each, a “Contribution”). Each Contribution will be deposited in the trust account within five (5) business days from the beginning of such calendar month (or portion thereof). Accordingly, the redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the length of the extension period that will be needed to complete the business combination. For example, if we take until December 12, 2023, to complete our business combination, which would represent one calendar month, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make an aggregate Contribution of approximately $41,643.85, resulting in a total redemption amount of approximately $11.46 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). If we need the full amount of time, until May 12, 2024, to complete a business combination, and there are no redemptions in connection with the Extension Amendment Proposal, then the Sponsor or its designees would make aggregate Contributions of approximately $299,835.72, resulting in a total redemption amount of approximately $11.77 per share, in comparison to the current redemption amount of approximately $11.41 per share (plus any applicable interest accrued). Any Contribution is conditioned upon the implementation of the Extension Amendment Proposal. No Contribution will occur if the Extension Amendment Proposal is not approved or if the Extension is not completed. The amount of each Contribution will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the business combination. We will have the sole discretion whether to continue extending for additional calendar months until the Charter Extension Date. If we opt not to utilize any remaining portion of the Charter Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be forced to liquidate.

As contemplated by the currently Effective Fifth Amended and Restated Memorandum and Articles of Association, the holders of Edoc’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $11.41 (which is expected to be the same approximate amount two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $9.5 million as of October 10, 2023 (including interest not previously released to Edoc to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the Nasdaq Capital Market on the Record Date was $11.45. Edoc cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Edoc believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if Edoc does not complete the Business Combination on or before the Termination Date.

The Board’s Reasons for the Extension Amendment Proposal

Edoc’s Fifth Amended and Restated Memorandum and Articles of Association which are currently in effect, provide that Edoc has until the Termination Date to complete a Business Combination. Edoc and its officers and directors agreed that they would not seek to amend Edoc’s Fifth Amended and Restated Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Edoc provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith.

The Board currently believes that there may not be sufficient time before November 12, 2023 to complete the Business Combination and the Board also believe that given Edoc’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Accordingly, the Board believes that it is in the best interests of Edoc shareholders that the Charter Extension be obtained so that Edoc will have a limited additional amount of time to consummate the Business Combination. Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be forced to liquidate.

The Extension Amendment Proposal is essential to allow Edoc additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption. Edoc will also not proceed with the Charter Extension if Edoc completes the Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Edoc to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Edoc’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Edoc’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the officers and directors of Edoc have waived their rights to participate in any liquidation distribution with respect to the 1 Class B Ordinary Shares and 2,099,152 Class A Ordinary Shares (of which 414,000 Class A Ordinary Shares are underlying the Private Placement Units held by them). Additionally, the Backstop Investors have waived their rights to participate in any liquidation distribution with respect to their Class A Ordinary Shares. There will be no distribution from the Trust Account with respect to Edoc’s Public Warrants or Rights, which will expire worthless in the event Edoc dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Edoc will file the Sixth Amended and Restated Memorandum and Articles of Association in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Charter Extension Date. Edoc will then continue to attempt to consummate a Business Combination until the Charter Extension Date, or until such earlier date as determined by the Board in its sole discretion. Edoc will remain a reporting company under the Securities and Exchange Act of 1934 (the “Exchange Act”) and its Class A Ordinary Shares, Public Warrants and Rights will remain publicly traded during this time.

You are not being asked to vote on the proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed Business Combination at the Business Combination Meeting (to the extent such meeting is held after the Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or Edoc has not consummated a Business Combination by the Charter Extension Date.

In addition, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the redemption. Edoc will also not proceed with the Charter Extension if Edoc completes the Business Combination on or before the Termination Date.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, Edoc will not proceed with the Charter Extension if Edoc will not have at least $5,000,001 of net tangible assets immediately prior to the vote to approve the Extension Amendment Proposal being taken at the Meeting, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•        on or before 5:00 p.m., Eastern Time, on November 2, 2023 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that Edoc redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, Edoc’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•        deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Each redemption of a Public Share by Edoc’s public shareholders will reduce the amount of approximately $9.5 million in the Trust Account, as of October 10, 2023. Prior to their exercising redemption rights, Edoc shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

In the event that a public shareholder tenders its shares and decides that it does not want to redeem its shares, the shareholder may withdraw the tender at any time prior to the Meeting. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of Edoc, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If Edoc does not consummate an initial business combination on or before the Termination Date, and the Extension Amendment Proposal is not approved, Edoc will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public shareholders and all of Edoc’s warrants and Rights will expire worthless.

Your right to redeem in connection with the Meeting relating to the Extension Amendment Proposal does not affect the right of Edoc shareholders to elect to redeem their public shares in connection with the Business Combination, which is a separate and additional redemption right available to Edoc shareholders. Edoc shareholders seeking to exercise their redemption rights in connection with the Business Combination should follow the instructions for the exercise of such rights set forth in the definitive proxy statement/final prospectus relating to the Business Combination Meeting, once available.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of Edoc’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•        certain U.S. expatriates;

•        traders in securities that elect mark-to-market treatment;

•        S corporations;

•        U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•        financial institutions;

•        mutual funds;

•        qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•        insurance companies;

•        broker-dealers;

•        regulated investment companies (or RICs);

•        real estate investment trusts (or REITs);

•        persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•        persons subject to the alternative minimum tax provisions of the Code;

•        tax-exempt organizations;

•        persons that actually or constructively own 5 percent or more of Edoc’s shares; and

•        Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Edoc’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Edoc’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF EDOC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Edoc’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•        a citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•        any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If Edoc is considered a “passive foreign investment company” for these purposes (which Edoc will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of Edoc is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of Edoc entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of Edoc. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because Edoc is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•        any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•        any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•        the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares, rights or warrants;

•        the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•        the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our rights or warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our shares. The remainder of this paragraph assumes that a QEF election is not available with respect to our rights. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a Redeeming U.S. Holder that receives shares pursuant to such rights properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights), unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired pursuant to the terms of rights for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Edoc’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

•        such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

•        such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares, rights or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being present and entitled to vote at the Meeting, vote at the Meeting. The full text of the special resolution is as follows: “RESOLVED, as a special resolution, that the Fifth Amended and Restated Memorandum of Association and Articles of Association of Edoc Acquisition Corp. currently in effect be amended and restated in their deletion in their entirety and the substitution in their place of the Sixth Amended and Restated Memorandum of Association and Articles of Association, in the form attached to the proxy statement as Annex A and incorporated by reference therein, to be effective immediately, provided that this resolution shall not be validly passed and shall not be valid or effective if, after taking into account the redemption, Edoc’s net tangible assets immediately prior to the vote on this resolution being taken is less than US$5,000,001”.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EDOC SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking the shareholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2023, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm. Marcum has audited our financial statements for the fiscal years ended December 31, 2022 and 2021. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements and other required filings with the SEC for the years ended December 31, 2022, and December 31, 2021, totaled approximately $286,340 and $121,025, respectively. The aggregate fees of Marcum related to audit services in connection with our initial public offering totaled approximately $58,710. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022, and December 31, 2021, we did not pay Marcum any audit-related fees.

Tax Fees

Tax fees consist of the preparation of the 2021 PFIC shareholder statement. The aggregate fees billed by Marcum for tax planning and tax advice for the year ended December 31, 2022 and December 31, 2021 totaled $11,330 and $0, respectively.

All Other Fees

We did not pay Marcum for any other services for the year ended December 31, 2021, and December 31, 2022.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Since the formation of our audit committee and upon the consummation of our initial public offering, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required for Approval

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority the votes cast by the holders of the Ordinary Shares who, being present in person or represented by proxy and entitled to vote thereon at the Meeting, vote at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the Meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal. The full text of the ordinary resolution is as follows: “RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of Edoc for the fiscal year ended December 31, 2023 be ratified, approved and confirmed in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EDOC SHAREHOLDERS VOTE
“FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to Edoc’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Edoc’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the Class A Ordinary Shares and Class B Ordinary Shares, who, being present and entitled to vote at the Meeting, vote at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT EDOC SHAREHOLDERS VOTE
“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF EDOC AND CERTAIN INFORMATION ABOUT EDOC

General

Edoc is a blank check company formed as a Cayman Islands exempted company on August 20, 2020 for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.

On November 12, 2020, Edoc consummated its initial public offering of 9,000,000 Units, each consisting of one Class A Ordinary Share, one redeemable warrant to purchase one-half (1/2) Class A Ordinary Share at an exercise price of $11.50 per share, and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon consummation of the Edoc’s initial business combination, at a price of $10.00 per Unit, generating an aggregate amount of gross proceeds of $90,000,000.

Simultaneously with the closing of the initial public offering, Edoc completed the private sale of an aggregate of 479,000 units (the “Private Placement”), 414,000 of which were sold to the Sponsor and 65,000 of which were sold to I-Bankers, at a purchase price of $10.00 per unit, generating gross proceeds of $4,790,000. Each unit consists of one Class A Ordinary Share, one redeemable warrant to purchase one-half (1/2) Class A Ordinary Share at an exercise price of $11.50 per share, and one Right to receive one-tenth (1/10) of one Class A Ordinary Share upon consummation of the Edoc’s initial business combination.

Prior to the consummation of the initial public offering, the Sponsor purchased 2,250,000 Class B Ordinary Shares for an aggregate purchase price of $25,000. Upon the closing of the initial public offering and Private Placement, $91,530,000 ($10.17 per Unit) of the net proceeds of the sale of the Units in the initial public offering and the Private Placement was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. The proceeds held in the Trust Account were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting the conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account as described below.

On November 9, 2021, the Sponsor requested that Edoc extend the date by which Edoc has to consummate a business combination from November 12, 2021, to February 12, 2022. This extension was the first of up to two three-month extensions permitted under Edoc’s governing documents. In connection with such extension, the Sponsor loaned to Edoc and caused an aggregate of $900,000 to be deposited into the Trust Account on November 10, 2021.

In lieu of utilizing the second of the two three-month extensions permitted under Edoc’s governing documents, on February 9, 2022, Edoc held an extraordinary general meeting of shareholders to approve an extension of the date by which Edoc had to complete a business combination from February 12, 2022 to August 12, 2022. In connection with shareholder approval of the extension, Edoc’s shareholders elected to redeem an aggregate of 6,326,758 Ordinary Shares. As a result, an aggregate of $64,996,857.71 (or approximately $10.27 per share) was released from the Trust Account to pay such shareholders and 5,477,242 Ordinary Shares were issued and outstanding at February 11, 2022.

On August 12, 2022, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2022 to February 12, 2023 (the “August 2022 Extension”). In connection with the approval of the extension, shareholders elected to redeem an aggregate of 646,617 Class A Ordinary Shares. As a result, an aggregate of $6,660,150 (or approximately ($10.30 per share) was released from the Trust Account to pay such shareholders and 4,830,625 Ordinary Shares were issued and outstanding on August 11, 2022. The Sponsor has also loaned to Edoc up to approximately $506,454 to support the August 2022 Extension, of which an aggregate of approximately $506,454 has been deposited into the Trust Account as of January 6, 2023 with an additional $834.65 of applicable interest to be deposited by the Sponsor during the week of January 23, 2023 in connection with Edoc’s August 2022 extension.

On February 9, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from February 12, 2023 to August 12, 2023 (the “February 2023 Extension”), which extension was incorporated into the Fourth Amended and Restated Memorandum and Articles of Association which were adopted at such meeting on February 9, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 1,172,247 Class A Ordinary Shares. As a result, an aggregate of approximately $12.5 million (or approximately ($10.70 per share) was released from the Trust Account to pay such shareholders and 854,378 Class A Ordinary Shares were issued and outstanding on February 12, 2023. The Sponsor has also loaned to Edoc up to approximately $256,313.40 to support the February 2023 Extension, of which an aggregate of approximately $256,313.40 has been deposited into the Trust Account as of October 10, 2023.

On August 10, 2023, Edoc held an extraordinary general meeting of shareholders to approve a further extension of the date by which Edoc had to complete a business combination from August 12, 2023 to November 12, 2023 (the “August 2023 Extension”), which extension was incorporated into the Fifth Amended and Restated Memorandum and Articles of Association, which were adopted at such meeting on August 10, 2023. In connection with the approval of the extension, shareholders elected to redeem an aggregate of 21,501 Class A Ordinary Shares. As a result, an aggregate of approximately $241,574.33 (or approximately $11.23 per share) was released from the Trust Account to pay such shareholders and 832,877 Class A Ordinary Shares were issued and outstanding on August 10, 2023. The Sponsor has also loaned to Edoc up to approximately $124,931.55 to support the August 2023 Extension, of which an aggregate of approximately $85,437.80 has been deposited into the Trust Account as of October 12, 2023.

As a result of the August 2023 Extension, and as provided in the Fifth Amended and Restated Memorandum and Articles of Association which is currently in effect, Edoc currently has until November 12, 2023 to complete its initial business combination (the “Termination Date”). Edoc’s board of directors (the “Board”) has determined that it is in the best interests of Edoc to seek an extension of the Termination Date and have Edoc’s shareholders approve the Extension Amendment Proposal to allow for a short period of additional time to consummate the Business Combination. Without the Charter Extension, Edoc believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Edoc would be precluded from completing the Business Combination and would be forced to liquidate.

On March 7, 2023, Edoc issued an aggregate of 1,685,152 (the “Sponsor Shares”) of the Company’s Class A Ordinary Shares to the Sponsor, upon the conversion (the “Sponsor Conversion”) of an equal number of the Company’s Class B Ordinary Shares held by the Sponsor.

On March 7, 2023, Edoc issued an aggregate of 564,847 Class A Ordinary Shares (together with the Sponsor Shares, the “Converted Class A Ordinary Shares”) to Sea Otter Securities, Stichting Juridisch Eigendom Mint Tower Arbitrage Fund, Feis Equities LLC, Yakira Capital Management, Inc., Yakira Enhanced Offshore Fund and Yakira Partners LP, MAP 136 Segregated Portfolio and Meteora Capital Partners, LP (collectively, the “Backstop Investors”) upon the conversion of an equal number of the Company’s Class B Ordinary Shares held by the Backstop Investors (together with the Sponsor Conversion, the “Conversion”).

The Converted Class A Ordinary Shares issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Ordinary Shares before the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for the Company’s initial public offering.

As of June 30, 2023, Edoc had cash held in the Trust account for the benefit of its public shareholders of $9,517,725 (including $316,160 of interest earned since the IPO, net of $262,533 of interest paid for share redemptions). The funds from Trust Account is invested in interest-bearing demand deposit account and the income earned on in the account is also for the benefit of our public shareholders.

Termination of initial business combination with Calidi

On February 2, 2022, the Company entered into an Agreement and Plan of Merger with Edoc Merger Sub Inc, and Calidi Biotherapeutics, Inc. On August 11, 2022, the Company received written notice that Calidi Biotherapeutics, Inc. had terminated the Merger Agreement. As a result of the termination of the Merger Agreement, the Merger Agreement was of no further force and effect, and certain agreements entered into in connection with the Merger Agreement, including but not limited to, the Voting Agreement and Lock-Up Agreement, were no longer in force or effect.

The Proposed Business Combination with AOI

As previously announced on Edoc’s Current Form 8-K filed with the SEC on December 9, 2022, Edoc entered into a Business Combination Agreement (the “Business Combination Agreement”) with Australian Oilseeds Investments Pty Ltd., an Australian proprietary company (the “AOI”), Australian Oilseeds Holdings Limited, upon execution of a joinder agreement to become party to the Business Combination Agreement (a “Joinder”), a to-be-formed Cayman Islands exempted company (“Pubco”), AOI Merger Sub, upon execution of a Joinder, a to-be-formed Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Merger Sub”), American Physicians LLC, a Delaware limited liability company (“Purchaser Representative”), in the capacity as the Purchaser Representative thereunder, Gary Seaton, in his capacity as the representative for the Sellers (as defined below) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”) and each of the holders of AOI’s outstanding capital shares named on Annex I thereto (the “Primary Sellers”), as amended from time to time to include subsequent parties that execute and deliver to Edoc, Pubco and AOI a Joinder (the “Joining Sellers”), and the holders of AOI’s outstanding capital shares who are bound by the provisions of the Business Combination Agreement pursuant to the drag-along rights set forth in AOI’s memorandum and articles of association (the “Drag-Along Sellers”, and collectively with the Joining Sellers, the “Sellers”). Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), (a) Edoc will merge with and into Merger Sub, with Edoc continuing as the surviving entity (the “Merger”), and with holders of Edoc securities receiving substantially identical securities of Pubco, and (b) immediately prior to the Merger, Pubco will acquire all of the issued and outstanding ordinary shares of AOI (the “Purchased Shares”) from the Sellers in exchange for ordinary shares of Pubco, with AOI becoming a wholly-owned subsidiary of Pubco. On March 31, 2023, Edoc, AOI, Pubco, Merger Sub, and the Purchaser Representative entered into that certain First Amendment to the Business Combination Agreement (the “First Amendment”), pursuant to which the Business Combination Agreement was amended to add, as a closing condition, that upon the closing of the transactions contemplated by the Business Combination Agreement, Edoc shall have cash and cash equivalents, including fund remaining in its trust account (after giving effect to the Redemption) and the proceeds of any PIPE Investment, prior to giving effect to the payment of Edoc’s unpaid expenses or liabilities, of at least equal to $10,000,000. For more information about the Business Combination, see our Current Reports on Form 8-K filed with the SEC on December 9, 2022 and April 6, 2023.

Arena PIPE and Equity Line of Credit

On August 23, 2023, Edoc executed a Securities Purchase Agreement (the “Securities Purchase Agreement”) with AOI, Pubco and Arena Investors, LP, a Delaware limited partnership (“Arena”). Pursuant to the terms and conditions of the Securities Purchase Agreement, Arena agreed to purchase redeemable debentures and warrants of Pubco for the aggregate subscription amount of up to $7,000,000, at and after the closing (the “Closing”) of the Business Combination. The Securities Purchase Agreement contemplates funding of the investment (the “Investment” or the “Arena PIPE”) across three tranches. The first closing of the PIPE for gross proceeds of $2,000,000, for consideration of secured convertible debentures and warrants, is conditioned upon completion of the Business Combination, which is subject to approval of Edoc’s shareholders, and other closing conditions set forth in the Securities Purchase Agreement. Additional tranches are subject to certain stock performance metrics of the combined company after the Business Combination. Among the closing conditions set forth in the Securities Purchase Agreement is the execution of a $50 million equity line of credit (the “ELOC”) between an affiliate of Arena and Pubco at the closing of the Business Combination. For more information about the Arena PIPE and ELOC, see our Current Reports on Form 8-K filed with the SEC on August 24, 2023.

Backstop Agreements

On February 2, 2022, the Company entered into share purchase agreements (collectively, the “Forward Share Purchase Agreements”) with certain backstop arrangements with Sea Otter Securities, Stichting Juridisch Eigendom Mint Tower Arbitrage Fund, Feis Equities LLC, Yakira Capital Management, Inc., Yakira Enhanced Offshore Fund and Yakira Partners LP, MAP 136 Segregated Portfolio and Meteora Capital Partners, LP (collectively, the “Backstop Investors”), pursuant to which the Backstop Investors agreed not to redeem certain Edoc shares (the “Backstop Shares”) in connection with (i) the Company’s shareholder meeting to approve an extension of the date by which the Company has to consummate a business combination from February 12, 2022 to August 12, 2022 (the “February 2022 Extension”) and (ii) the proposed business combination transaction (the “Business Combination”) involving Edoc and AOI. Pursuant to the Forward Share Purchase Agreements, the Backstop Investors agreed to hold an aggregate of

2,200,000 shares until the three-month anniversary of the consummation of the Business Combination, at which time they will each have the right to sell them to the combined entity, after giving effect to the Business Combination (the “Combined Company”) for a price of $10.75 per share, or will sell them during such time period at a market price of at least $10.27 per share (with a premium of $0.05 per share to be paid by the Combined Company for each Backstop Share sold by a Backstop Investor during the one-month period following the Closing of the Business Combination). The Forward Share Purchase Agreements provide that, following the Closing of the Business Combination, the Company will deposit into escrow accounts the aggregate cash amount necessary to purchase the shares held by the Backstop Investors, up to $22,924,000. The Forward Purchase Share Agreements expired on August 12, 2022, in accordance with their terms.

In connection with the above-mentioned arrangements, the Sponsor entered into certain share transfer agreements (the “Founder Share Transfer Agreements”) with the Backstop Investors. In consideration of the Backstop Investors’ agreement to abide by such restrictions on its Public Shares, the Sponsor (or its designees) agreed to transfer to the Backstop Investors an aggregate of up to 564,847 shares of Edoc Class B ordinary shares (the “Transferred Founder Shares”) in connection with the February 2022 Extension, which transfers would be made in multiple installments. As of July 22, 2022, all of the 564,847 shares had been transferred to the Backstop Investors pursuant to the Founder Share Transfer Agreements. All Transferred Founder Shares are subject to the same rights and obligations as the remaining founder shares held by the Sponsor, including certain registration rights and the obligations to (a) vote such founder shares in favor of the Company’s initial Business Combination, and (b) subject such founder shares to the same lock-up restrictions as the founder shares held by the Sponsor.

You are not being asked to vote on the proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the proposed Business Combination at the Business Combination Meeting (to the extent such meeting is held after the Meeting) and the right to redeem your public shares into a pro rata portion of the Trust Account in the event the proposed Business Combination is approved and completed or the Company has not consummated a business combination by the Charter Extension Date.

Regulatory Approvals

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

Xiaoping Becky Zhang is the sole managing member of the Sponsor and a U.S. citizen. Other members of the Sponsor include certain officers and directors of the Company. The sponsor is not controlled by a non-U.S. person. To the best of the Company’s knowledge, other than the members holding an approximate 9.4% minority interest in the sponsor, the sponsor does not have substantial ties with any non-U.S. persons. Approximately 90.6% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis. Of the approximately 9.4% of interests in the Sponsor owned by non-U.S. persons on a look-through basis, 0.6% are owned by persons in China, 8.6% are owned by a person in Macau and 0.2% are owned by a person in Canada. The Sponsor is expected to own approximately 9.1% of the combined entity following the Business Combination.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” under such rules and regulations and AOI a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with AOI falls within the scope of foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we are a “foreign person”, CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $11.41 per share (plus any applicable interest accrued) (or up to $11.71 per share if the full Extension is utilized and assuming no redemptions in connection with Extension Amendment Proposal), and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in AOI and the chance of realizing future gains on your investment through any price appreciation in the combined company.

While we are using our best efforts to complete the Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before November 12, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive approximately $11.41 per share, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of October 10, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns our ordinary shares; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 3,636,877 ordinary shares, consisting of (i) 3,636,876 Class A Ordinary Shares and (ii) 1 Class B ordinary share, issued and outstanding as of October 10, 2023, the record date. On all matters to be voted upon, except for the election or removal of directors of the board prior to the initial business combination, holders of the Class A Ordinary Shares and Class B ordinary shares vote together as a single class. Currently, all of the Class B ordinary shares are convertible into Class A Ordinary Shares on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
American Physicians LLC(2)	2,099,152	57.7%	1	100%	57.7%
Kevin Chen(3)	—	—	—	—	—
Bob Ai(3)	—	—	—	—	—
Yan Michael Li(3)	—	—	—	—	—
Gang Li(3)	—	—	—	—	—
Jintao Zheng(3)	—	—	—	—	—
All directors and officers as a group (Five individuals)(3)	2,099,152	57.7%	1	100%	57.7%
Harradan Circle Investors, LP(4)	305,575	8.4%	—	—	8.4%
Mint Tower Capital Management B.V.(5)	191,212	5.3%	—	—	5.3%
Meteora Capital, LLC(6)	1,063,476	29.2%	—	—	29.2%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Edoc Acquisition Corp., 7612 Main Street Fishers, Suite 200, Victor, NY 14564.

(2)      Xiaoping Becky Zhang is the sole managing member of our sponsor. As a result, Ms. Zhang may be deemed to have voting and investment discretion with respect to the ordinary shares held by our sponsor.

(3)      Each of these officers and directors holds an interest in our sponsor and disclaims any beneficial interest other than to the extent of his or her pecuniary interest.

(4)     According to Schedule 13G/A filed with the SEC on February 15, 2023, these shares are directly beneficially owned by Harraden Fund. Harraden GP is the general partner to Harraden Fund, and Harraden LLC is the general partner of Harraden GP. Harraden Adviser serves as investment manager to Harraden Fund. Mr. Fortmiller is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Shares reported herein directly beneficially owned by Harraden Fund. The number of Public Shares held by Harradan Circle Investors, LP is reported as of December 31, 2022, which does not reflect any redemption of Public Shares by Harradan Circle Investors, LP in connection with the February 2023 extension, the August 2023 extension, or any other transactions after December 31,

2022. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Harradan Circle Investors, LP’s current beneficial ownership. The address of the principal business office of each Reporting Person is 299 Park Avenue, 21st Floor, New York, NY 10171. 37

(5)      The number of shares reported as beneficially owned by Mint Tower Capital Management B.V. (“Mint Tower”) is based on (i) 141,212 Founder Shares, which were converted into Class A Ordinary Shares in March 2023; and (ii) 50,000 Public Shares reported as of June 30, 2023 according to Mint Tower’s Form 13F filed with the SEC on August 10, 2023, which does not reflect any redemption of Public Shares by Mint Tower in connection with the August 2023 extension or any other transactions with respect to the Public Shares after June 30, 2023. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Mint Tower’s current beneficial ownership.

(6)      The number of shares reported as beneficially owned by Meteora Capital, LLC (“Meteora Capital”) is based on (i) 141,212 Founder Shares, which were converted into Class A Ordinary Shares in March 2023; and (ii) 922,264 Public Shares reported as of June 30, 2023 according to Meteora Capital’s Form 13F filed with the SEC on August 14, 2023, which does not reflect any redemption of Public Shares by Meteora Capital in connection with the August 2023 extension or any other transactions with respect to the Public Shares after June 30, 2023. Accordingly, the number of Public Shares and the percentages set forth in the table may not reflect Meteora Capital’s current beneficial ownership.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual general meeting will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our charter. Assuming the meeting is held on December 31, 2024, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

If the Extension Amendment Proposal is not approved, there will be no annual general meeting in 2024.

HOUSEHOLDING INFORMATION

Unless Edoc has received contrary instructions, Edoc may send a single copy of this proxy statement to any household at which two or more shareholders reside if Edoc believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Edoc’s expenses. However, if shareholders prefer to receive multiple sets of Edoc’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Edoc’s disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact Edoc at the following address and e-mail address:

Edoc Acquisition Corp.
7612 Main Street Fishers
Suite 200
Victor, NY 14564
Attention: Kevin Chen
Email: kevin.chen@edocmed.net

•        if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Edoc files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Edoc’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Edoc’s filings with the SEC (excluding exhibits) at no cost by contacting Edoc at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Edoc’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact Edoc at the following address and e-mail address:

Edoc Acquisition Corp.
7612 Main Street Fishers
Suite 200
Victor, NY 14564
Attention: Kevin Chen
Email: kevin.chen@edocmed.net

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Edoc’s proxy solicitation agent at the following address, telephone number and e-mail address:

Karen Smith
President & CEO
Advantage Proxy
PO Box 13581
Des Moines, WA 98198
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an Edoc shareholder and would like to request documents, please do so by October 30, 2023, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from Edoc, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

SIXTH AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
EDOC ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION PASSED ON 6 NOVEMBER 2023)

Annex A-1

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

SIXTH AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
EDOC ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION PASSED ON 6 NOVEMBER 2023)

1            The name of the Company is Edoc Acquisition Corp.

2            The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3            The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4            The liability of each Member is limited to the amount unpaid on such Member’s shares.

5            The share capital of the Company is US$55,500 divided into 500,000,000 Class A ordinary shares of a par value of US$0.0001 each, 50,000,000 Class B ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

6            The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7            Capitalised terms that are not defined in this Amended and Restated Memorandum of Association bear the respective meanings given to them in the Amended and Restated Articles of Association of the Company.

Annex A-2

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES

SIXTH AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
EDOC ACQUISITION CORP.
(ADOPTED BY SPECIAL RESOLUTION PASSED ON 6 NOVEMBER 2023)

1            Interpretation

1.1         In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Affiliate”

in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

“Applicable Law”

means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

“Articles”	means these amended and restated articles of association of the Company.
“Audit Committee”	means the audit committee of the Directors established pursuant to the Articles, or any successor committee.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Business Combination”

means a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) as long as the securities of the Company are listed on the Nasdaq Capital Market, must occur with one or more target businesses that together have an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (excluding certain advisory fees and the taxes payable on the income earned on the Trust Account) at the time of the signing of the definitive agreement to enter into such Business Combination; and (b) must not be solely effectuated with another blank cheque company or a similar company with nominal operations.

“business day”	means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City.

Annex A-3

“Clearing House”

means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

“Class A Share”	means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Class B Share”	means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Compensation Committee”	means the compensation committee of the Directors established pursuant to the Articles, or any successor committee.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the Nasdaq Capital Market.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”

means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.

“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity-linked Securities”

means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in a financing transaction in connection with a Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act”

means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

“Founders”	means all Members immediately prior to the consummation of the IPO.
“Independent Director”	has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.
“IPO”	means the Company’s initial public offering of securities.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the amended and restated memorandum of association of the Company.
“Nominating Committee”	means the nominating committee of the Directors established pursuant to the Articles, or any successor committee.

Annex A-4

“Officer”	means a person appointed to hold an office in the Company.
“Ordinary Resolution”

means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.

“Over-Allotment Option”

means the option of the Underwriters to purchase up to an additional 15 per cent of the firm units (as described in the Articles) issued in the IPO at a price equal to US$10 per unit, less underwriting discounts and commissions.

“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Public Share”	means a Class A Share issued as part of the units (as described in the Articles) issued in the IPO.
“Redemption Notice”	means a notice in a form approved by the Directors by which a holder of Public Shares is entitled to require the Company to redeem its Public Shares, subject to any conditions contained therein.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Representative”	means a representative of the Underwriters.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a Class A Share, a Class B Share, or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	subject to Article 29.4, has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means American Physicians LLC, a Delaware limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Tax Filing Authorised Person”	means such person as any Director shall designate from time to time, acting severally.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.
“Trust Account”

means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter”	means an underwriter of the IPO from time to time and any successor underwriter.

Annex A-5

1.2         In the Articles:

(a)     words importing the singular number include the plural number and vice versa;

(b)    words importing the masculine gender include the feminine gender;

(c)     words importing persons include corporations as well as any other legal or natural person;

(d)    “written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)     “shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)     references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)    any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)    the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)     headings are inserted for reference only and shall be ignored in construing the Articles;

(j)     any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)    any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Law;

(l)     sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)   the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)    the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2            Commencement of Business

2.1         The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2         The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3            Issue of Shares and other Securities

3.1         Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights, save that the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion set out in the Articles.

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3.2         The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3         The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine.

3.4         The Company shall not issue Shares to bearer.

4            Register of Members

4.1         The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2         The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5            Closing Register of Members or Fixing Record Date

5.1         For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2         In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3         If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6            Certificates for Shares

6.1         A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and, subject to the Articles, no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

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6.2         The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3         If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4         Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5         Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7            Transfer of Shares

7.1         Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2         The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8            Redemption, Repurchase and Surrender of Shares

8.1         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares, except Public Shares, shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of such Shares. With respect to redeeming or repurchasing the Shares:

(a)     Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in the Business Combination Article hereof;

(b)    Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own 20 per cent of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and

(c)     Public Shares shall be repurchased by the Company in the circumstances set out in the Business Combination Article hereof.

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8.2         Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member. For the avoidance of doubt, redemptions, repurchases and surrenders of Shares in the circumstances described in the Article above shall not require further approval of the Members.

8.3         The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4         The Directors may accept the surrender for no consideration of any fully paid Share.

9            Treasury Shares

9.1         The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2         The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10          Variation of Rights of Shares

10.1       Subject to Article 3.1, if at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class (other than with respect to a waiver of the provisions of the Class B Share Conversion Article hereof, which as stated therein shall only require the consent in writing of the holders of a majority of the issued Shares of that class), or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2       For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3       The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or Shares issued with preferred or other rights.

11          Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.

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12          Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.

13          Lien on Shares

13.1       The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2       The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3       To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4       The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14          Call on Shares

14.1       Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2       A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3       The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4       If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5       An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6       The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

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14.7       The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8       No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15          Forfeiture of Shares

15.1       If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2       If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3       A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4       A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5       A certificate in writing under the hand of one Director or Officer that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6       The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16          Transmission of Shares

16.1       If a Member dies, the survivor or survivors (where he was a joint holder), or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2       Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer

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of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3        A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles), the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17          Class B Share Conversion

17.1       The rights attaching to all Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters (subject to the Variation of Rights of Shares Article and the Appointment and Removal of Directors Article hereof) with the exception that the holder of a Class B Share shall have the Conversion Rights referred to in this Article.

17.2       Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof; and (b) automatically on the day of the closing of a Business Combination.

17.3       Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or any other Equity-linked Securities, are issued, or deemed issued, by the Company in excess of the amounts offered in the IPO and related to the closing of a Business Combination, all Class B Shares in issue shall automatically convert into Class A Shares at the time of the closing of a Business Combination at an adjusted ratio so that the number of Class A Shares issuable upon conversion of all Class B Shares will equal, on an as-converted basis, in the aggregate, 20 per cent of the sum of: (a) the total number of Class A Shares and Class B Shares issued and outstanding upon completion of the IPO (net of redemptions of Class A Shares pursuant to Article 49), plus (b) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any Equity-linked Securities or rights issued, or deemed issued, by the Company in connection with or in relation to the consummation of the initial business combination, excluding any Class A Shares or Equity-linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial business combination and any private placement warrants issued to the Sponsor, its Affiliates or any Director or Officer upon conversion of working capital loans.

17.4       Notwithstanding anything to the contrary contained herein, the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional Class A Shares or Equity-linked Securities by the written consent or agreement of holders of a majority of the Class B Shares then in issue consenting or agreeing separately as a separate class in the manner provided in the Variation of Rights of Shares Article hereof.

17.5       The foregoing conversion ratio shall also be adjusted to account for any subdivision (by share split, subdivision, exchange, capitalisation, rights issue, reclassification, recapitalisation or otherwise) or combination (by reverse share split, share consolidation, exchange, reclassification, recapitalisation or otherwise) or similar reclassification or recapitalisation of the Class A Shares in issue into a greater or lesser number of shares occurring after the original filing of the Articles without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalisation of the Class B Shares in issue.

17.6       Each Class B Share shall convert into its pro rata number of Class A Shares pursuant to this Article. The pro rata share for each holder of Class B Shares will be determined as follows: each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator

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of which shall be the total number of Class A Shares into which all of the Class B Shares in issue shall be converted pursuant to this Article and the denominator of which shall be the total number of Class B Shares in issue at the time of conversion.

17.7       References in this Article to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

17.8       Notwithstanding anything to the contrary in this Article, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one.

18          Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1       The Company may by Ordinary Resolution:

(a)     increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)    consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)     convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)    by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)     cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2       All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3       Subject to the provisions of the Statute, the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution and Article 29.4, the Company may by Special Resolution:

(a)     change its name;

(b)    alter or add to the Articles;

(c)     alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)    reduce its share capital or any capital redemption reserve fund.

19          Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.

20          General Meetings

20.1       All general meetings other than annual general meetings shall be called extraordinary general meetings.

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20.2       The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3       The Directors, the chief executive officer or the chairman of the board of Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4       Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials.

21          Notice of General Meetings

21.1       At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)     in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)      in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the Shares giving that right.

21.2       The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22          Proceedings at General Meetings

22.1       No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2       A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3       A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4       If a quorum is not present within half an hour from the time appointed for the meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

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22.5       The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6       If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7       The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8       When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9       If, prior to a Business Combination, a notice is issued in respect of a general meeting and the Directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the Directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

22.10     When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11     A resolution put to the vote of the meeting shall be decided on a poll.

22.12     A poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13     A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14     In the case of an equality of votes the chairman shall be entitled to a second or casting vote.

23          Votes of Members

23.1       Subject to any rights or restrictions attached to any Shares, including as set out at Article 29.4, every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2       In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3       A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4       No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

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23.5       No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6       Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7       A Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24          Proxies

24.1       The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2       The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3       The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4       The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5       Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25          Corporate Members

25.1       Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.

25.2       If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such

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representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

26          Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.

27          Directors

27.1       There shall be a board of Directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

27.2       The Directors shall be divided into three classes: Class I, Class II and Class III. The number of Directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing Directors shall by resolution classify themselves as Class I, Class II or Class III Directors. The Class I Directors shall stand appointed for a term expiring at the Company’s first annual general meeting, the Class II Directors shall stand appointed for a term expiring at the Company’s second annual general meeting and the Class III Directors shall stand appointed for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as the Statute or other Applicable Law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of Directors and/or the removal of one or more Directors and the filling of any vacancy in that connection, additional Directors and any vacancies in the board of Directors, including unfilled vacancies resulting from the removal of Directors for cause, may be filled by the vote of a majority of the remaining Directors then in office, although less than a quorum (as defined in the Articles), or by the sole remaining Director. All Directors shall hold office until the expiration of their respective terms of office and until their successors shall have been appointed and qualified. A Director appointed to fill a vacancy resulting from the death, resignation or removal of a Director shall serve for the remainder of the full term of the Director whose death, resignation or removal shall have created such vacancy and until his successor shall have been appointed and qualified.

28          Powers of Directors

28.1       Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2       All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3       The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4       The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

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29          Appointment and Removal of Directors

29.1       Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the closing of a Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.

29.2       The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

29.3       After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.4       Prior to the closing of a Business Combination, Article 29.1 may only be amended by a Special Resolution passed by at least 90 per cent of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been given, or by way of unanimous written resolution.

30          Vacation of Office of Director

The office of a Director shall be vacated if:

(a)     the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)    the Director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)     the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)    the Director is found to be or becomes of unsound mind; or

(e)     all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31          Proceedings of Directors

31.1       The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office.

31.2       Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote.

31.3       A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors, the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4       A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

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31.5       A Director may, or other Officer on the direction of a Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6       The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7       The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8       All acts done by any meeting of the Directors or of a committee of the Directors shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9       A Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32          Presumption of Assent

A Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favour of such action.

33          Directors’ Interests

33.1       A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2       A Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

33.3       A Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4       No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director holding office or of the fiduciary relationship thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

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33.5       A general notice that a Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34          Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of Officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors present at each meeting.

35          Delegation of Directors’ Powers

35.1       The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.2       The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3       The Directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the Directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of Directors as the Directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law.

35.4       The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.5       The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for

Annex A-20

the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.6       The Directors may appoint such Officers as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an Officer may be removed by resolution of the Directors or Members. An Officer may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36          No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

37          Remuneration of Directors

37.1       The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine, provided that no cash remuneration shall be paid to any Director by the Company prior to the consummation of a Business Combination. The Directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

37.2       The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

38          Seal

38.1       The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some Officer or other person appointed by the Directors for the purpose.

38.2       The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

38.3       A Director or Officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

39          Dividends, Distributions and Reserve

39.1       Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

39.2       Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

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39.3       The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

39.4       The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

39.5       Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

39.6       The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

39.7       Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

39.8       No Dividend or other distribution shall bear interest against the Company.

39.9       Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

40          Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

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41          Books of Account

41.1       The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

41.2       The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

41.3       The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

42          Audit

42.1       The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

42.2       Without prejudice to the freedom of the Directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law, the Directors shall establish and maintain an Audit Committee as a committee of the Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

42.3       If the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

42.4       The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

42.5       If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall fill the vacancy and determine the remuneration of such Auditor.

42.6       Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and Officers such information and explanation as may be necessary for the performance of the duties of the Auditor.

42.7       Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

Annex A-23

42.8       Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the Directors, with any Director interested in such payment abstaining from such review and approval.

42.9       At least one member of the Audit Committee shall be an “audit committee financial expert” as determined by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. The “audit committee financial expert” shall have such past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

43          Notices

43.1       Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

43.2       Where a notice is sent by:

(a)     courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)    post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)     cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)    e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)     placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

43.3       A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

43.4       Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

Annex A-24

44          Winding Up

44.1       If the Company shall be wound up, the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)     if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)    if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

44.2       If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

45          Indemnity and Insurance

45.1       Every Director and Officer (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former Officer (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, wilful neglect or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, wilful neglect or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud, wilful neglect or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

45.2       The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

45.3       The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

46          Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.

Annex A-25

47          Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

48          Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

49          Business Combination

49.1       Notwithstanding any other provision of the Articles, this Article shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of a Business Combination and the full distribution of the Trust Account pursuant to this Article. In the event of a conflict between this Article and any other Articles, the provisions of this Article shall prevail.

49.2       Prior to the consummation of a Business Combination, the Company shall either:

(a)     submit such Business Combination to its Members for approval; or

(b)     provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 immediately prior to or upon consummation of such Business Combination. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

49.3       If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the Securities and Exchange Commission prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the tender offer rules, and file proxy materials with the Securities and Exchange Commission.

49.4       At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorized to consummate such Business Combination, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, or any greater net tangible assets or cash requirement that may be contained in the agreement relating to, such Business Combination.

49.5       Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to the initially scheduled vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member,

Annex A-26

regardless of whether he votes or is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated. The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 immediately prior to or upon consummation of such Business Combination (the “Redemption Limitation”).

49.6       A Member may not withdraw a Redemption Notice once submitted to the Company unless prior to the withdrawal deadline set forth in the Redemption Notice or the Directors determine (in their sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

49.7       In the event that the Company does not consummate a Business Combination on or before May 12, 2024 (or such earlier date as may be determined by the Directors), or such later time as the Members may approve in accordance with the Articles (the “Deadline Date”), the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

49.8       In the event that any amendment is made to this Article:

(a)     to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination or: (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination by the Deadline Date; and/or

(b)    with respect to any other provision relating to Members’ rights or pre-initial business combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable) and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.

49.9       A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an IPO Redemption, a repurchase of Shares by means of a tender offer pursuant to this Article, or a distribution of the Trust Account pursuant to this Article. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

49.10     After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)     receive funds from the Trust Account; or

(b)    vote on the Company’s initial business combination.

Annex A-27

49.11     The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)     any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)    any Director or Officer and any Affiliate of such Director or Officer.

49.12     A Director may vote in respect of a Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

49.13     The Company must complete one or more Business Combinations having an aggregate fair market value of at least 80 per cent of the assets held in the Trust Account (net of taxes payable on the income earned on the Trust Account) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. A Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

49.14     The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, a Director or an Officer. In the event the Company seeks to complete a Business Combination with a target that is Affiliated with the Sponsor, a Founder, a Director or an Officer, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm or another independent entity that regularly renders fairness opinions on the type of target business the Company is seeking to acquire that such a Business Combination is fair to the Company from a financial point of view.

50          Certain Tax Filings

Each Tax Filing Authorised Person and any such other person, acting alone, as any Director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any Director or Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of the Articles.

51          Business Opportunities

51.1       To the fullest extent permitted by Applicable Law, no individual serving as a Director or an Officer (“Management”) shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for Management, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, Management shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company.

51.2       Except as provided elsewhere in this Article, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and Management, about which a Director and/or Officer who is also a member of Management acquires knowledge.

51.3       To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-28

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
EDOC ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kevin Chen and Bob Ai (each, a “Proxy”; collectively, the “Proxies”) as proxies, each with full power to act without the other and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting in lieu of an annual general meeting (the “Meeting”) of EDOC Acquisition Corp. (“Edoc”) to be held on November 6, 2023 at 10 a.m., Eastern Time, at the office of Ellenoff Grossman & Schole LLP at 1345 Avenue of the Americas New York, New York 10105 or at any adjournments and/or postponements thereof. Edoc will also be hosting the Meeting via live webcast on the Internet at https://www.cstproxy.com/edocacquisition/sm2023. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Meeting of Shareholders to be held on November 6, 2023:

The notice of Meeting, the accompanying Proxy Statement and the Annual Report on Form 10-K for the year ended
December 31, 2022 are available at
https://www.cstproxy.com/edocacquisition/sm2023.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

EDOC ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — To amend, by way of special resolution, the fifth amended and restated Memorandum and Articles of Association of Edoc Acquisition Corp. to extend the date by which Edoc has to consummate a business combination from November 12, 2023 to May 12, 2024 (or such earlier date as determined by the Board).

FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Auditor Ratification Proposal — To ratify, by way of ordinary resolution, the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ended December 31, 2023.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3) The Adjournment Proposal — To instruct the chairman of the Meeting to adjourn the Meeting of Edoc shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

FOR ☐	AGAINST ☐	ABSTAIN ☐
Date: , 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposal 1, proposal 2 or proposal 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~